UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

MONSANTO COMPANY

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Monsanto Company Board Sets Record and Meeting Date for Special Meeting of Shareowners

Tuesday November 1, 2016

ST. LOUIS — (BUSINESS WIRE) — Monsanto Company (NYSE: MON) announced that its Board of Directors has designated Tuesday, December 13, 2016 as the date for a special meeting of shareowners to vote upon the proposal to adopt the merger agreement with Bayer.

The special meeting of shareowners will be held at the company’s global R&D headquarters in Chesterfield, Mo. Additional meeting details will be included in the company’s proxy statement, which will be available in November. The record date for the special meeting of shareowners is Monday, Nov. 7, 2016.

About Monsanto Company

Monsanto is committed to bringing a broad range of solutions to help nourish our growing world. We produce seeds for fruits, vegetables and key crops – such as corn, soybeans, and cotton – that help farmers have better harvests while using water and other important resources more efficiently. We work to find sustainable solutions for soil health, help farmers use data to improve farming practices and conserve natural resources, and provide crop protection products to minimize damage from pests and disease. Through programs and partnerships, we collaborate with farmers, researchers, nonprofit organizations, universities and others to help tackle some of the world’s biggest challenges. To learn more about Monsanto, our commitments and our more than 20,000 dedicated employees, please visit: discover.monsanto.com and monsanto.com. Follow our business on Twitter® at twitter.com/MonsantoCo, on the company blog, Beyond the Rows® at monsantoblog.com or subscribe to our News Release RSS Feed.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Monsanto Company (“Monsanto”) and Bayer Aktiengesellschaft (“Bayer”). In connection with the proposed merger, Monsanto and Bayer intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”). Monsanto has filed with the SEC a preliminary proxy statement on Schedule 14A and will file and provide to Monsanto stockholders a definitive proxy statement (the “Proxy Statement”) that will contain important information regarding the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Monsanto may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF MONSANTO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov , and Monsanto’s website, www.monsanto.com , and Monsanto stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Monsanto. In addition, the documents (when available) may be obtained free of charge by directing a request to Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, or by calling (314) 694-8148.

Participants in Solicitation

Monsanto, Bayer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Monsanto common stock in respect of the proposed transaction. Information about the directors and executive officers of Monsanto is set forth in the proxy statement for Monsanto’s 2016 annual meeting of stockholders, which was filed with the SEC on December 10, 2015, and in Monsanto’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016, which was filed with the SEC on October 19, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Contact:

Monsanto Company

Carly Scaduto, 314-694-3247

2

Monsanto Shareowners to Vote on Bayer Proposal on December 13

Monsanto announced today that its Board of Directors has designated Tuesday, December 13, 2016 as the date for a special meeting of shareowners to vote upon the proposal to adopt the merger agreement with Bayer.

The shareowner vote is an important step in the overall transaction process. At the same time, filings and interactions with regulatory agencies around the world will continue to take place. The deal will not close until the required regulatory agencies have reviewed and approved the merger agreement and the other conditions to the closing of the transaction are satisfied. As we indicated previously, we expect the transaction to close late in 2017. Until that time, Monsanto and Bayer will continue to operate as independent companies.

The special meeting of shareowners will be held at Chesterfield Research Village. In the coming weeks, Monsanto will mail a proxy statement to shareowners, which will include meeting details and information on how to vote on the proposal. Check back to Connection for more details on the meeting and the shareowner vote.

Monsanto will hold its annual meeting of shareowners separately on Friday, Jan. 27, 2017, the Board also announced today. That meeting will be held in Chesterfield.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Monsanto Company (“Monsanto”) and Bayer Aktiengesellschaft (“Bayer”). In connection with the proposed merger, Monsanto and Bayer intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”). Monsanto has filed with the SEC a preliminary proxy statement on Schedule 14A and will file and provide to Monsanto stockholders a definitive proxy statement (the “Proxy Statement”) that will contain important information regarding the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Monsanto may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF MONSANTO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and Monsanto’s website, www.monsanto.com, and Monsanto stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Monsanto. In addition, the documents (when available) may be obtained free of charge by directing a request to Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, or by calling (314) 694-8148.

Participants in Solicitation

Monsanto, Bayer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Monsanto common stock in respect of the proposed transaction. Information about the directors and executive officers of Monsanto is set forth in the proxy statement for Monsanto’s 2016 annual meeting of stockholders, which was filed with the SEC on December 10, 2015, and in Monsanto’s Annual Report on Form 10-K for the fiscal year ended August 31, 2016, which was filed with the SEC on October 19, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the risk that Monsanto stockholders do not approve the transaction; uncertainties as to the timing of the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Monsanto; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the merger; the impact of the transaction on the Company’s credit rating; other factors detailed in Monsanto’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended August 31, 2016 and Monsanto’s other filings with the SEC, which are available at http://www.sec.gov and on Monsanto’s website at www.monsanto.com; and other factors discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. Monsanto assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.